DELAWARE POOLED TRUST

Supplement to the Prospectus
dated November 1, 2005

The following replaces the first paragraph in the section of the Prospectus entitled "Dividends and Capital Gains Distributions" on page 79:

The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond Portfolio expects to declare dividends monthly and distribute them monthly. The Real Estate Investment Trust Portfolio expects to declare and distribute dividends quarterly. The Large-Cap Growth Equity, The Global Fixed Income, The International Fixed Income, The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The All-Cap Growth Equity, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.

This Supplement is dated November 8, 2005.